UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/17/2011

Westway Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34586

Delaware	20-4755936
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

365 Canal Street, Suite 2900
New Orleans, LA 70130
(Address of principal executive offices, including zip code)

(504) 525-9741
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2011, Wayne N. Driggers resigned as a director of the Company, effective on that date.

The Company's By-Laws provide that a vacancy on the Board of Directors resulting from the resignation of a director who was elected by the holders of shares of the Company's Class A common stock (a "Class A Director") shall be filled by the affirmative vote of a majority of the remaining Class A Directors. Mr. Driggers had been appointed to the Board by the Class A Directors to fill the unexpired term of Mr. Peter Harding, who was elected by the holders of the Class A common stock and resigned prior to the expiration of his term.

On August 22, 2011, the Company's Class A Directors appointed James B. Jenkins, the Company's Chief Executive Officer, to fill the Board seat vacated by Mr. Driggers, subject to Mr. Jenkins' resignation from the Board as a director elected by the holders of the Company's Class B common stock (a "Class B Director").

On August 22, 2011, James B. Jenkins resigned as a Class B Director of the Company, and the Board confirmed his appointment as a Class A Director.

Mr. Jenkins has not been named to any committee of the Board, and because Mr. Jenkins is not considered independent under the SEC or NASDAQ rules, he will not be eligible to serve on any committee with an independence requirement. For information on related party transactions involving Mr. Jenkins in 2010, including any compensation received by Mr. Jenkins as a director and executive officer of the Company, see the "Director Compensation," "Executive Compensation" and "Certain Relationships and Related Transactions" sections of the Company's proxy statement filed with the SEC on May 2, 2011, which sections of the proxy statement are hereby incorporated by reference. To date, the information in the "Certain Relationships and Related Transactions" section with respect to Mr. Jenkins, and his compensation arrangements as a director and officer, have not changed since 2010.

Item 8.01.    Other Events

On August 22, 2011, the Company issued a press release announcing changes to the Company's Board of Directors, including the resignation of Wayne N. Driggers as a Class A Director of the Company, the appointment of James B. Jenkins as a Class A Director, the resignation of Mr. Jenkins as a Class B Director and the appointment of Paul Chatterton as a Class B Director. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Westway Group, Inc. dated August 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westway Group, Inc.

Date: August 23, 2011	By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of Westway Group, Inc. dated August 22, 2011